                                                                   Exhibit 25(b)

THE PREMIUM PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS
LANDMARK FUNDS I
LANDMARK FUNDS II
LANDMARK FIXED INCOME FUNDS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund and Landmark Emerging Asian Markets Equity Fund), Landmark Funds I (on behalf of its series, Landmark Balanced Fund), Landmark Funds II (on behalf of its series, Landmark Equity Fund and Landmark Small Cap Equity Fund), and Landmark Fixed Income Funds (on behalf of its series, Landmark U.S. Government Income Fund) (the "Registrants") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1996.



/s/ Elliott J. Berv
-----------------------
Elliott J. Berv
At Southampton, Bermuda

THE PREMIUM PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS
LANDMARK FUNDS I
LANDMARK FUNDS II
LANDMARK FIXED INCOME FUNDS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund and Landmark Emerging Asian Markets Equity Fund), Landmark Funds I (on behalf of its series, Landmark Balanced Fund), Landmark Funds II (on behalf of its series, Landmark Equity Fund and Landmark Small Cap Equity Fund), and Landmark Fixed Income Funds (on behalf of its series, Landmark U.S. Government Income Fund) (the "Registrants") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1996.



/s/ Mark T. Finn
-----------------------
Mark T. Finn
At Southampton, Bermuda

THE PREMIUM PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS
LANDMARK FUNDS I
LANDMARK FUNDS II
LANDMARK FIXED INCOME FUNDS

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund and Landmark Emerging Asian Markets Equity Fund), Landmark Funds I (on behalf of its series, Landmark Balanced Fund), Landmark Funds II (on behalf of its series, Landmark Equity Fund and Landmark Small Cap Equity Fund), and Landmark Fixed Income Funds (on behalf of its series, Landmark U.S. Government Income Fund) (the "Registrants") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1996.



/s/ Walter E. Robb, III
-----------------------
Walter E. Robb, III
At Southampton, Bermuda

THE PREMIUM PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS
LANDMARK FUNDS I
LANDMARK FUNDS II
LANDMARK FIXED INCOME FUNDS

The undersigned hereby constitutes and appoints John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund and Landmark Emerging Asian Markets Equity Fund), Landmark Funds I (on behalf of its series, Landmark Balanced Fund), Landmark Funds II (on behalf of its series, Landmark Equity Fund and Landmark Small Cap Equity Fund), and Landmark Fixed Income Funds (on behalf of its series, Landmark U.S. Government Income Fund) (the "Registrants") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1996.



/s/ Philip W. Coolidge
-----------------------
Philip W. Coolidge
At Southampton, Bermuda

THE PREMIUM PORTFOLIOS for

LANDMARK INTERNATIONAL FUNDS
LANDMARK FUNDS I
LANDMARK FUNDS II
LANDMARK FIXED INCOME FUNDS

The undersigned hereby constitutes and appoints Philip W. Coolidge, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark International Funds (on behalf of its series, Landmark International Equity Fund and Landmark Emerging Asian Markets Equity Fund), Landmark Funds I (on behalf of its series, Landmark Balanced Fund), Landmark Funds II (on behalf of its series, Landmark Equity Fund and Landmark Small Cap Equity Fund), and Landmark Fixed Income Funds (on behalf of its series, Landmark U.S. Government Income Fund) (the "Registrants") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrants to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of February, 1997.



/s/ John R. Elder
-----------------------
John R. Elder
Hamilton, Bermuda